EX.99.906CERT
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Summit Mutual Funds, Inc., does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of Summit Mutual Funds, Inc. for the period ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Summit Mutual Funds, Inc. for the stated period.

/s/ Steven R. Sutermeister Steven R. Sutermeister	/s/ Thomas G. Knipper Thomas G. Knipper
President and Chief Executive Officer	Vice President, Controller, and Chief Compliance Officer
Summit Mutual Funds, Inc.	Summit Mutual Funds, Inc.

Dated: August 29, 2006	Dated: August 29, 2006
This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Summit Mutual Funds, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.